Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effects of the sale of Toreador Hungary Ltd. and Toreador Turkey Ltd.

The pro forma consolidated statements of operations for the year ended December 31, 2006 and December 31, 2007 is presented to show the net income (loss) as if the sale of Toreador Hungary Ltd., occurred on January 1, 2006 and January 1, 2007, respectively.  The pro forma consolidated statement of operations for the year ended December 31, 2008 is presented to show the net income (loss) as if the sale of Toreador Hungary Ltd. and Toreador Turkey Ltd. occurred on January 1, 2008.  The pro forma consolidated statement of operations for the six months ended June 30, 2009 is presented to show the net income (loss) as if the sale of Toreador Hungary Ltd. and Toreador Turkey Ltd. occurred on January 1, 2009.  The pro forma condensed consolidated balance sheet is based on the assumption that the sale of Toreador Hungary Ltd. and Toreador Turkey Ltd. occurred on June 30, 2009.

The pro forma statements of operations are presented for the years ended 2006 and 2007 for Toreador Hungary Ltd. because they were not yet required to be reflected in historical statements as a discontinued operation. However, since it now qualifies as a discontinued operation, the pro forma statements of operations are presented.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements.  The pro forma data are not necessarily indicative of the financial results that would have been attained had the sale occurred on the dates referenced above and should not be viewed as indicative of operations in future periods.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and our Annual Report on Form 10-K for the years ended December 31, 2006, 2007 and 2008 and our quarterly report on Form 10-Q for the quarter ended June 30, 2009.

The sale of Toreador Hungary Ltd. included the following contingent consideration items 1)€300,000 (US$435,000), which was held back and is subject to a post-closing adjustment, and (2) a contingent payment of €2 million (US$2.9 million) to be paid upon post-transaction completion of agreements relating to certain assets of Toreador Hungary Ltd. These amounts are not included in the pro forma financial statements because we cannot be assured that all conditions for recognition of the amounts will be achieved, nor can we reasonably estimate when these items will be finalized.

TOREADOR RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands)

	Historical	Pro Forma Adjustments				Pro Forma
	June 30, 2009	Toreador Hungary Ltd		Toreador Turkey Ltd		June 30, 2009

ASSETS

Cash and cash equivalents	$16,186	$4,864	(c) (d)	$(1,570	)(f) (g)	$19,480
Other Current Assets	18,373	(1,375	)(d)	(12,204	)(g)	4,794
Oil and natural gas properties, net, held for sale	14,986	—		(14,986	)(g)	—
Total Current Assets	49,545	3,489		(28,760)		13,961

Oil and natural gas properties, net, using successful efforts method of accounting	89,148	(17,613	)(d)	—		71,535
Other assets	8,318	(180	)(d)	(529	)(g)	7,609
Total Assets	$147,011	$(14,304)		$(29,289)		$103,418

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable and accrued liablities	$15,840	$(841	)(d)	$(9,501	)(g)	$5,498
Other current liabilities	233	—		—		233
Total Current Liabilities	16,073	(841)		(9,501)		5,731

Other long term liabilities	22,287	(1,488	)(d)	—		20,799
Convertible Senior Notes	63,592	—		—		63,592
Total Liabilities	101,952	(2,329)		(9,501)		90,122

Stockholders’ equity	45,059	(11,975	)(e)	(19,788	)(h)	13,296
Total Liabilities and Stockholders’ Equity	$147,011	$(14,304)		$(29,289)		$103,418

Pro Forma Adjustments

The unaudited pro forma condensed balance sheet at June 30, 2009 is based on our unaudited financial statements for the six months ended June 30, 2009, and the adjustments and assumptions are described below.

(c).	Record receipt of $5.4 million cash on the sale of Toreador Hungary Ltd.

(d).	Removal of the assets and liabilities that was associated with Toreador Hungary Ltd.

(e).	The change in retained earnings was based on the changes described above that are associated with the sale of Toreador Hungary Ltd.

(f)	Record the sale of Toreador Turkey Ltd for $10.6 million cash (including closing price adjustment of $3.1 million).

(g)	Removal of the assets and liabilities that was associated with Toreador Turkey Ltd.

(h).	The change in retained earnings was based on the changes described above that are associated with the sale of Toreador Turkey Ltd.

TOREADOR RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	Historical					Pro Forma
	Six Months Ended	Pro Forma Adjustments				Six Months Ended
	June 30, 2009	Toreador Hungary Ltd.		Toreador Turkey Ltd.		June 30, 2009

Oil and natural gas revenues	$7,892	—		$—		$7,892

Lease operating	3,564	(2	)(i)	—		3,562
Exploration expense	610	(502	)(i)	—		108
Depreciation, depletion and amortization	3,248	(105	)(i)	—		3,143
General and administrative	10,707	(180	)(i)	—		10,527
Other operating costs and expenses	(121)	—		—		(121)
Total operating costs and expenses	18,008	(789)		—		17,219
Operating loss	(10,116)	789		—		(9,327)
Other income	1,979	(75	)(i)	—		1,904
Foreign currency exchange gain (loss)	557	(687	)(i)	—		(130)
Loss from continuing operations before income taxes	(8,694)	1,401		—		(7,293)
Income tax benefit	769	—		—		769
Loss from continuing operations	(7,925)	1,401		—		(6,524)
Income (loss) from discontinued operations, net of tax	(69)	—		5,892	(j)	5,823
Loss available to common shares	$(7,994)	$1,401		5,892		$(701)

Basic income (loss) available to common shares per share from:
Continuing operations	$(0.39)	$0.07		$—		$(0.32)
Discontinued operations	—	—		0.29		0.29
	$(0.39)	$0.07		$0.29		$(0.03)

Diluted income (loss) available to common shares per share from:
Continuing operations	$(0.39)	$0.07		$—		$(0.32)
Discontinued operations	—	—		0.29		0.29
	$(0.39)	$0.07		$0.29		$(0.03)

Weighted average shares outstanding:
Continuing operations	20,271	—		—		20,271
Discontinued operations	20,271	—		—		20,271

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2009, is based on our unaudited financial statements for the six months ended June 30, 2009, and the adjustments and assumptions are described below.

(i).	Removal of costs and expenses associated with the sale of Toreador Hungary Ltd.
(j).	Removal of net loss associated with the sale of Toreador Turkey Ltd

TOREADOR RESOURCES CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

						Pro Forma
	Year Ended	Pro Forma Adjustments				Year Ended
	December 31, 2008	Toreador Hungary Ltd.		Toreador Turkey Ltd.		December 31, 2008

Oil and natural gas revenues	$62,374	$—		$(25,668	)(l)	$36,706

Lease operating	17,211	(7	)(k)	(3,477	)(l)	13,727
Exploration expense	5,806	(1,397	)(k)	(2,655	)(l)	1,754
Asset retirement accretion	415	—		—		415
Depreciation, depletion and amortization	32,727	(93	)(k)	(27,164	)(l)	5,470
General and administrative	15,487	(427	)(k)	(2,018	)(l)	13,042
Impairment on oil and gas properties	85,233	—		(82,340	)(l)	2,893
Other operating costs and expenses	1,904	—		—		1,904
Total operating costs and expenses	158,783	(1,924)		(117,654)		39,205
Operating loss	(96,409)	1,924		91,986		(2,499)
Other expense	(5,612)	(157	)(k)	2,876	(l)	(2,893)
Foreign currency exchange gain (loss)	(486)	(762	)(k)	2,558	(l)	1,310
Loss from continuing operations before income taxes	(102,507)	1,005		97,420		(4,082)
Income tax provision	(6,076)			573	(l)	(5,503)
Income from continuing operations	(108,583)	1,005		97,993		(9,585)
Income from discontinued operations, net of tax	(22)	—		—		(22)
Net loss	(108,605)	1,005		97,993		(9,607)

Loss available to common shares	$(108,605)	1,007		$97,993		$(9,607)

Basic income (loss) available to common shares per share from:
Continuing operations	$(5.48)	$0.05		$4.94		$0.49
Discontinued operations	—	—		—		—
	$(5.48)	$0.05		$4.94		$0.49

Diluted income (loss) available to common shares per share from:
Continuing operations	$(5.48)	$0.05		$4.94		0.49
Discontinued operations	—	—		—		—
	$(5.48)	$0.05		$4.94		0.49

Weighted average shares outstanding:
Continuing operations	19,831	—		—		19,831
Discontinued operations	19,831	—		—		19,831

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2008, is based on our audited financial statements for the year ended December 31, 2008, and the adjustments and assumptions are described below.

(k).	Removal of all costs and expenses associated with the ownership of Toreador Hungary Ltd.
(l).	Removal of all revenue and expenses associated with the ownership of Toreador Turkey Ltd.

TOREADOR RESOURCES CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	Historical			Pro Forma
	Year Ended	Pro Forma		Year Ended
	December 31, 2007	Adjustments		December 31, 2007
		(In thousands)

Oil and natural gas revenues	$41,691	$—		$41,691

Lease operating	12,644	—		12,644
Exploration expense	14,742	(2,224	)(b)	12,518
Dry hole expense	21,840	(3,484	)(b)	18,356
Depreciation, depletion and amortization	21,257	(65	)(b)	21,192
General and administrative	17,313	(543	)(b)	16,770
Impairment on oil and gas properties	13,446	—		13,446
Other operating costs and expenses	(2,154)	—		(2,154)
Total operating costs and expenses	99,088	(6,316)		92,772
Operating loss	(57,397)	6,316		(51,081)
Other expense	(2,440)	(46	)(b)	(2,486)
Foreign currency exchange loss	(26,305)	2,608	(b)	(23,697)
Loss from continuing operations before income taxes	(86,142)	8,878		(77,264)
Income tax benefit	4,676	—		4,676
Income from continuing operations	(81,466)	8,878		(72,588)
Income from discontinued operations, net of tax	7,045			7,045
Net loss	(74,421)	8,878		(65,543)
Preferred dividends	162			162
Loss available to common shares	$(74,583)	8,878		(65,705)

Basic income (loss) available to common shares per share from:
Continuing operations	$(4.45)	$0.48		$(3.97)
Discontinued operations	0.38	—		0.38
	$(4.07)	$0.48		$(3.59)

Diluted income (loss) available to common shares per share from:
Continuing operations	$(4.45)	$0.48		$(3.97)
Discontinued operations	0.38	—		0.38
	$(4.07)	$0.48		$(3.59)

Weighted average shares outstanding:
Continuing operations	18,358	—		18,358
Discontinued operations	18,358	—		18,358

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2007, is based on our audited financial statements for the year ended December 31, 2007, and the adjustments and assumptions are described below.

(b).	Removal of all costs and expenses associated with the ownership of Toreador Hungary Ltd.

TOREADOR RESOURCES CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	Historical			Pro Forma
	Year Ended	Pro Forma		Year Ended
	December 31, 2006	Adjustments		December 31, 2006

Oil and natural gas revenues	$33,328	—		$33,328

Lease operating	8,741	—		8,741
Exploration expense	3,946	(184	)(a)	3,762
Depreciation, depletion and amortization	6,279	(59	)(a)	6,220
Dry hole expense	1,706	(1,706)		—
Impairment of oil and gas properties	—	—		—
General and administrative	9,505	(516	)(a)	8,989
Other operating costs and expenses	(436)	—		(436)
Total operating costs and expenses	29,741	(2,465)		27,276
Operating income	3,587	2,465		6,052
Other income	1,498	5	(a)	1,503
Foreign currency exchange gain (loss)	(605)	1,479	(a)	874
Income from continuing operations before income taxes	4,480	3,949		8,429
Income tax provision	(3,005)	—		(3,005)
Income from continuing operations	1,475	3,949		5,424
Income from discontinued operations, net of tax	1,103	—		1,103
Net income	2,578	3,949		6,527
Preferred dividends	162	—		162
Income available to common shares	$2,416	$3,949		6,365

Basic income available to common shares per share from:
Continuing operations	$0.09	$0.25		$0.34
Discontinued operations	0.07	—		0.07
	$0.16	$0.25		$0.41

Diluted income available to common shares per share from:
Continuing operations	$0.08	$0.25		$0.33
Discontinued operations	0.07	—		0.07
	$0.15	$0.25		$0.40

Weighted average shares outstanding:
Continuing operations	15,527	—		15,527
Discontinued operations	15,884	—		15,884

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for year  ended December 31, 2006, is based on our audited financial statements for the year ended December 31, 2006, and the adjustments and assumptions are described below.

(a).	Removal of costs and expenses associated with the sale of Toreador Hungary Ltd.